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                                                                     EXHIBIT 99

COBANCORP INC.                                              REVOCABLE PROXY

                        SPECIAL MEETING OF STOCKHOLDERS

                                  ______, 1998

    The undersigned hereby appoints the Board of Directors of CoBancorp Inc. (the "Company"), and the survivor of them, with full powers of substitution, to act as attorney and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held on ____, 1998 at 10:30 A.M., and at any and all adjournments thereof, as follows:

    I. The adoption of the Agreement of Affiliation and Plan of Merger dated November 2, 1997, by and between FirstMerit Corporation and CoBancorp Inc.

               / / FOR                  / / WITHHELD

    In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.



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          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Meeting or any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice to the Meeting and a Prospectus and Proxy Statement dated________, 1998.

Dated:
      ________________


                                   -----------------------------
                                     SIGNATURE OF STOCKHOLDER

                                   -----------------------------
                                     SIGNATURE OF STOCKHOLDER

Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE